SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ______________________________
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2003


                            Structured Products Corp.
                            -------------------------

             (Exact name of registrant as specified in its charter)


Delaware                           33-55860/              13-3692801
                                   33-357357/33-389080
(State or other jurisdiction of   (Commission File       (IRS Employer
incorporation or organization)     Number)                Identification Number)

388 Greenwich Street, New York, New York                                   10013
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)
Registrant's telephone number including area code (212) 816-7496.
                                                  --------------



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Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          Not Applicable.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

               1.   Trustee's  Report   with  respect to the   October 15,  2003
                    Distribution Date for the CAST Step-Up Trust for Credit Suisse First Boston Notes

 Item 8.  Change in Fiscal Year

          Not Applicable.

Item 9.   Regulation FD Disclosure

          Not Applicable.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                               By:  /s/ John W. Dickey
                                                  ------------------------------
                                                  Name:   John W. Dickey
                                                  Title:  Authorized Signatory









October 22, 2003



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                                 EXHIBIT INDEX


Exhibit                                                                     Page
-------                                                                     ----

   1      Trustee's Report with respect to the October 15, 2003
          Distribution Date for the CAST Step-Up Trust for
          Credit Suisse First Boston Notes                                    5



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                                    Exhibit 1
To the Holders of:
CAST Step-Up Trust for Credit Suisse First Boston Notes
Monthly-Pay Step-Up Class A Certificates   *CUSIP: 14835S AA8
Class B Certificates                       *CUSIP: 14835S AB6

U.S. Bank Trust National Association, as Trustee for the CAST Step-Up Trust for Credit Suisse First Boston Notes (the "Trust"), hereby gives notice with respect to the Distribution Date of October 15, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

     Class        Principal         Interest          Total Distribution
     A            $ 0.000000        $ 2.812500        $ 2.812500
     B            $ 0.000000        $ 0.000000        $ 0.000000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. The Class A Certificates bear interest at the rate of 3.375% and the Class B Certificates bear interest at a rate of 2.750% during the period ending on the Distribution Date .

4. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

5. $15,000,000 aggregate principal amount of Credit Suisse First Boston (USA) Inc. 6.125% Notes due November 15, 2011 (the "Term Assets") are held for the above trust.

6. At the close of business on the Distribution Date, 15,000,000 Class A Certificates representing $15,000,000 aggregate Certificate Principal Balance and $15,000,000 aggregate Notional Amount of Class B Certificates were outstanding.

7. The Notional Amount of the ISDA Master Agreement , the Schedule thereto and the Confirmation thereto each dated May 2, 2003 between the Trust and Citigroup Global Markets Limited (collectively the "Swap"), is $15,000,000. Payment of the obligations of Citigroup Global Markets Limited under the Swap is guaranteed by Citigroup Global Markets Holdings Inc. under a Guarantee Agreement dated May 2, 2003.

8. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for convenience of the Holders.


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